EXHIBIT 3.04




                                     BYLAWS

                                       OF

                           INTEGRAL TECHNOLOGIES, INC.

                         (as restated December 31, 1997)




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                                           TABLE OF CONTENTS
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                                               ARTICLE I
                                                OFFICES

1.1     Business Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
1.2     Registered Office and Registered Agent. . . . . . . . . . . . . . . . . . . . . . . . . .     1

                                               ARTICLE II
                                      SHARES AND TRANSFER THEREOF

2.1     Regulation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
2.2     Stock Certificates: Facsimile Signatures and Validation . . . . . . . . . . . . . . . . .     1
2.3     Fractions of Shares: Insurance; Payment of Value or Issuance of Scrip . . . . . . . . . .     1
2.4     Cancellation of Outstanding Certificates and Issuance of New Certificates: Order of
             Surrender; Penalties for Failure to Comply . . . . . . . . . . . . . . . . . . . . .     2
2.5     Consideration for Shares: Types; Adequacy; Effect of Receipt; Actions of Corporation
             Pending Receipt in Future. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
2.6     Stockholder's Liability: No Individual Liability Except for Payment for which Shares were
             Authorized to be Issued or which was Specified in Subscription Agreement . . . . . .     3
2.7     Lost, Stolen, or Destroyed Certificates . . . . . . . . . . . . . . . . . . . . . . . . .     3
2.8     Transfer of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
2.9     Restrictions on Transfer of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
2.10    Transfer Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
2.11    Close of Transfer Book and Record Date. . . . . . . . . . . . . . . . . . . . . . . . . .     4

                                              ARTICLE III
                                   STOCKHOLDERS AND MEETINGS THEREOF

3.1     Stockholders of Record. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
3.2     Meetings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
3.3     Annual Meeting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
3.4     Special Meetings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
3.5     Actions at Meetings not Regularly Called: Ratification and Approval . . . . . . . . . . .     5
3.6     Notice of Stockholders' Meeting:  Signature; Contents; Service. . . . . . . . . . . . . .     5
3.7     Waiver of Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
3.8     Voting Record . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
3.9     Quorum. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
3.10    Organization. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
3.11    Manner of Acting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
3.12    Stockholders' Proxies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
3.13    Voting of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7


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3.14    Voting by Ballot. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
3.15    Cumulative Voting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
3.16    Consent of Stockholders in Lieu of Meeting. . . . . . . . . . . . . . . . . . . . . . . .     8
3.17    Maintenance of Records at Registered Office; Inspection and Copying
            of Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8

                                              ARTICLE IV
                                    DIRECTORS, POWERS AND MEETINGS

4.1     Board of Directors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
4.2     General Powers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
4.3     Regular Meetings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
4.4     Special Meetings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
4.5     Actions at Meetings Not Regularly Called: Ratification and Approval . . . . . . . . . . .    10
4.6     Notice of Directors' Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
4.7     Waiver of Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
4.8     Quorum. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
4.9     Organization. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
4.10    Manner of Acting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
4.11    Participation by Telephone or Similar Method. . . . . . . . . . . . . . . . . . . . . . .    11
4.12    Consent of Directors in Lieu of Meeting . . . . . . . . . . . . . . . . . . . . . . . . .    11
4.13    Vacancies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
4.14    Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
4.15    Removal of Directors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
4.16    Resignations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12

                                               ARTICLE V
                                               OFFICERS

5.1     Number. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
5.2     Election and Term of Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
5.3     Removal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
5.4     Vacancies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
5.5     Powers, Duties and Functions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
5.6     Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
5.7     Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14

                                              ARTICLE VI
                       PROVISIONS APPLICABLE TO OFFICERS AND DIRECTORS GENERALLY

6.1     Exercise of Powers and Performance of Duties by Directors and Officers. . . . . . . . . .    14
6.2     Restrictions on Transactions Involving Interested Directors or Officers;
             Compensation of Directors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
6.3     Indemnification of Officers, Directors, Employees and Agents; Advancement of Expenses . .    15


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BYLAWS OF INTEGRAL TECHNOLOGIES, INC.                                   Page iii
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                                              ARTICLE VII
                                          DIVIDENDS; FINANCE

7.1     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
7.2     Reserve Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
7.3     Banking . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17


                                              ARTICLE VIII
                                      CONTRACTS, LOANS, AND CHECKS

8.1     Execution of Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
8.2     Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
8.3     Checks. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
8.4     Deposits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18

                                               ARTICLE IX
                                               FISCAL YEAR

        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18

                                               ARTICLE X
                                             CORPORATE SEAL

        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18

                                               ARTICLE XI
                                               AMENDMENTS

        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18

                                              ARTICLE XII
                                               COMMITTEES

12.1    Appointment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
12.2    Name. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
12.3    Membership. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
12.4    Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
12.5    Meetings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
12.6    Vacancies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
12.7    Resignations and Removal. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19

                                              CERTIFICATE

        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
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BYLAWS OF INTEGRAL TECHNOLOGIES, INC.                                    Page iv
(as restated December 31, 1997)

                                   ARTICLE I
                                    OFFICES

     1.1     Principal  Office.  The  principal  office and place of business of
             -----------------
the corporation shall be located in the Province of British Columbia, Canada. Other offices and places of business may be established from time to time by resolution of the Board of Directors or as the business of the corporation may require.

     1.2     Registered Office and Registered Agent.  The corporation shall have
             --------------------------------------
and continuously maintain in the State of Nevada a registered office, which may be the same as its principal office, and a registered agent whose business office is identical with such registered office. The initial registered office and the initial registered agent are specified in the Articles of Incorporation. The registered office or registered agent of the corporation may be changed from time to time by the Board of Directors in accordance with the procedures set forth in the Nevada Business Corporation Act.

                                   ARTICLE II
                           SHARES AND TRANSFER THEREOF

     2.1     Regulation.  The  Board  of  Directors  may  make  such  rules  and
             ----------
regulations as it may deem appropriate concerning the issuance, transfer, and registration of certificates for shares of the corporation, including the appointment of transfer agents and registrars.

     2.2     Stock  Certificates:  Facsimile  Signatures  and  Validation.
             ------------------------------------------------------------

          (A) Every stockholder shall be entitled to have a certificate, signed by officers or agents designated by the corporation for the purpose, certifying the number of shares owned by him in the corporation.

          (B) Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures.

          (C) In the event any officer or officers who shall have signed, or whose facsimile signature shall have been used on, any certificate or certificates for stock shall cease to be such officer or officers of the corporation, whether because of death, resignation or other reason, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature shall have been used thereon, had not ceased to be such officer or officers of the corporation.

     2.3     Fractions  of  Shares:  Issuance;  Payment  of Value or Issuance of
             -------------------------------------------------------------------
Scrip. The corporation is not obligated to, but may, execute and deliver a certificate for or including a fraction of a share. In lieu of executing and delivering a certificate for a fraction of a share, the corporation may, upon resolution of the Board of Directors:

          (A) make payment to any person otherwise entitled to become a holder of a fractional share, which payment shall be in accordance with the provisions of the Nevada Business Corporation Act; or


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BYLAWS OF INTEGRAL TECHNOLOGIES, INC.                                     Page 1
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          (B)     issue  such  additional fraction of a share as is necessary to increase  the  fractional  share  to  a  full  share;  or

          (C) execute and deliver registered or bearer scrip over the manual or facsimile signature of an officer of the corporation or of its agent for that purpose, exchangeable as provided on the scrip for full share certificates, but the scrip does not entitle the holder to any rights as a stockholder except as provided on the scrip. The scrip may contain any other provisions or conditions, as permitted by the Nevada Business Corporation Act, that the corporation, by resolution of the Board of Directors, deems advisable.

     2.4     Cancellation  of  Outstanding  Certificates  and  Issuance  of  New
             -------------------------------------------------------------------
Certificates:  Order  of  Surrender;  Penalties  for  Failure  to  Comply.  All
-------------------------------------------------------------------------
certificates surrendered to the corporation for transfer shall be canceled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and canceled, except as hereinafter provided with respect to lost, stolen or destroyed certificates.

     When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares, or it becomes desirable for any reason, in the discretion of the Board of Directors, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange them for new certificates within a reasonable time to be fixed by the Board of Directors. Such order may provide that no holder of any such certificate so ordered to be surrendered shall be entitled to vote or to receive dividends or exercise any of the other rights of stockholders of record until he shall have complied with such order, but such order shall only operate to suspend such rights after notice and until compliance. The duty of surrender of any outstanding certificates may also be enforced by action at law.

     2.5     Consideration  for  Shares:  Types;  Adequacy;  Effect  of Receipt;
             -------------------------------------------------------------------
Actions  of  Corporation  Pending  Receipt  in  Future.
------------------------------------------------------

          (A) The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including, but not limited to, cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation.

          (B) Before the corporation issues shares, the Board of Directors must determine that the consideration received or to be received for the shares to be issued is adequate. The judgment of the Board of Directors as to the adequacy of the consideration received for the shares issued is conclusive in the absence of actual fraud in the transaction.

          (C) When the corporation receives the consideration for which the Board of Directors authorized the issuance of shares, the shares issued therefor are fully paid.

          (D) The corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make any other arrangements to restrict the transfer of the shares. The corporation may credit distributions made for the shares against their purchase price, until the services are performed, the benefits are received or the promissory note is paid. If the services are not performed, the benefits are not received or the promissory note is not paid, the shares escrowed or restricted and the distributions credited may be canceled in whole or in part.


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     2.6     Stockholder's Liability: No Individual Liability Except for Payment
             -------------------------------------------------------------------
for  which  Shares  were  Authorized  to  be  Issued  or  which was Specified in
--------------------------------------------------------------------------------
Subscription  Agreement.  Unless  otherwise  provided  in  the  articles  of
-----------------------
incorporation, no stockholder of the corporation is individually liable for the debts or liabilities of the corporation. A purchaser of shares of stock from the corporation is not liable to the corporation or its creditors with respect to the shares, except to pay the consideration for which the shares were authorized to be issued or which was specified in the written subscription agreement.

     2.7     Lost,  Stolen, or Destroyed Certificates.  Any stockholder claiming
             ----------------------------------------
that his certificate for shares is lost, stolen, or destroyed may make an affidavit or affirmation of the fact and lodge the same with the Secretary of the corporation, accompanied by a signed application for a new certificate. Thereupon, and upon the giving of a satisfactory bond of indemnity to the corporation, a new certificate may be issued of the same tenor and representing the same number of shares as were represented by the certificate alleged to be lost, stolen or destroyed. The necessity for such bond and the amount required to be determined by the President and Treasurer of the corporation, unless the corporation shall have a transfer agent, in which case the transfer agent shall determine the necessity for such bond and the amount required.

     2.8     Transfer  of  Shares.  Subject  to  the  terms  of  any stockholder
             --------------------
agreement relating to the transfer of shares or other transfer restrictions contained in the Articles of Incorporation or authorized therein, shares of the corporation shall be transferable on the books of the corporation by the holder thereof in person or by his duly authorized attorney, upon the surrender and cancellation of a certificate or certificates for a like number of shares. Upon presentation and surrender of a certificate for shares properly endorsed and payment of all taxes therefor, the transferee shall be entitled to a new certificate or certificates in lieu thereof. As against the corporation, a transfer of shares can be made only on the books of the corporation and in the manner hereinabove provided, and the corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the statutes of the State of Nevada.

     2.9     Restrictions  on  Transfer of Shares.  A written restriction on the
             ------------------------------------
transfer or registration of transfer of a security of the corporation, if permitted by the provisions of the Nevada Business Corporation Act, may be enforced against the holder of the restricted security or any successor or transferee of the holder.

     A restriction on the transfer or registration of transfer of the securities of the corporation may be imposed either by the Articles of Incorporation, these Bylaws, or by an agreement among any number of security holders or between one or more such holders and the corporation. No restriction so imposed is binding with respect to securities issued prior to the adoption of the restriction, unless the holders of the securities are parties to an agreement or voted in favor of the restriction.

     2.10     Transfer  Agent.  Unless  otherwise  specified  by  the  Board  of
              ---------------
Directors by resolution, the Secretary of the corporation shall act as transfer agent of the certificates representing the shares of stock of the corporation. He shall maintain a stock transfer book, the stubs of which shall set forth among other things, the names and addresses of the holders of all issued shares of the corporation, the number of shares held by each, the certificate numbers representing such shares, the date of issue of the certificates representing such shares, and whether or not such shares originate from original issue or from transfer. Subject to Section 3.7, the names and addresses of the stockholders as they appear on the stubs of the stock transfer book shall be conclusive evidence as to who are the stockholders of record and as such entitled to receive notice of the meetings of stockholders; to vote at such meetings; to examine the list of the stockholders entitled to vote at meetings; to receive dividends; and to own, enjoy and exercise any


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
other property or rights deriving from such shares against the corporation. Each stockholder shall be responsible for notifying the Secretary in writing of any change in his name or address and failure so to do will relieve the corporation, its directors, officers and agents, from liability for failure to direct notices or other documents, or pay over or transfer dividends or other property or rights, to a name or address other than the name and address appearing on the stub of the stock transfer book.

     2.11     Close  of  Transfer  Book  and  Record  Date.  For  the purpose of
              --------------------------------------------
determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a day not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meetings shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

                                   ARTICLE III
                        STOCKHOLDERS AND MEETINGS THEREOF

     3.1     Stockholders  of  Record.  Only stockholders of record on the books
             ------------------------
of the corporation shall be entitled to be treated by the corporation as holders in fact of the shares standing in their respective names, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, any shares on the part of any other person, firm or corporation, whether or not it shall have express or other notice thereof, except as expressly provided by the Nevada Business Corporation Act.

     3.2     Meetings.  Meetings  of stockholders shall be held at the principal
             --------
office of the corporation, or at such other place, either within or without the State of Nevada, as specified from time to time by the Board of Directors. If the Board of Directors shall specify another location such change in location shall be recorded on the notice calling such meeting.

     3.3     Annual  Meeting.  The  annual  meeting  of  stockholders  of  the
             ---------------
corporation for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held on such date, and at such time and place as the Board of Directors shall designate by resolution. If the election of directors shall not be held within the time period designated herein for any annual meeting of the stockholders, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as may be convenient. Failure to hold the annual meeting at the designated time shall not work a forfeiture or dissolution of the corporation.

     3.4     Special  Meetings.  Special  meetings  of the stockholders, for any
             -----------------
purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman, the Chief Executive Officer, the President, by a majority of the Board of Directors, or by the person or persons authorized by resolution of the Board of Directors.

     3.5     Actions  at  Meetings  Not  Regularly  Called:  Ratification  and
             -----------------------------------------------------------------
Approval. Whenever all stockholders entitled to vote at any meeting consent, either by (i) a writing on the records of the meeting or filed with the Secretary; or (ii) presence at such meeting and oral consent entered on the minutes; or (iii) taking part in the deliberations at such meeting without objection; the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed. At such meeting any business may be


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
transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time.

     If a meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of the meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all stockholders having the right to vote at such meeting.

     Such consent or approval of stockholders may be made by proxy or attorney, but all such proxies and powers of attorney must be in writing.

     3.6     Notice  of  Stockholders'  Meeting:  Signature;  Contents; Service.
             ------------------------------------------------------------------

          (A) The notice of stockholders' meetings shall be in writing and signed by the Chief Executive Officer, President or a Vice President, or the Secretary, or the Assistant Secretary, or by such other person or persons as designated by the Board of Directors. Such notice shall state the purpose or purposes for which the meeting is called and the time when, and the place, which may be within or without the State of Nevada, where it is to be held.

     A copy of such notice shall be either delivered personally to, or shall be mailed postage prepaid to, or shall be sent by telecopy to, each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears on the records of the corporation, and upon such mailing of any such notice the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership, shall constitute delivery of such notice to such corporation, association, or partnership. If sent by telecopy, it shall be evidenced by proof of transmission to the intended recipient.

     Notice duly delivered or mailed to a stockholder in accordance with the provisions of this section shall be deemed sufficient, and in the event of the transfer of his stock after such delivery or mailing and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting upon the transferee.

          (B) Unless otherwise provided in the Articles of Incorporation or these Bylaws, whenever notice is required to be given, under any provision of Nevada law or the Articles of Incorporation or Bylaws of the corporation, to any stockholder to whom:

               (i) Notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him during the period between those two consecutive annual meetings; or

               (ii) All, and at least two, payments sent by first-class mail of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to him at his address as shown on the records of the corporation and have been returned undeliverable, the giving of further notices to him is not required. Any action or meeting taken or held without notice to such a stockholder has the same effect as if the notice had been given. If any such stockholder delivers to the corporation a written notice setting forth his current address, the requirement that notice be given to him is reinstated.


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
     3.7     Waiver  of  Notice.  Whenever any notice whatever is required to be
             ------------------
given to stockholders, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

     3.8     Voting  Record.  The  officer  or  agent having charge of the stock
             --------------
transfer books for shares of the corporation shall make, at least ten (10) days before such meeting of stockholders, a complete record of the stockholders entitled to vote at each meeting of stockholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The record, for a period of ten (10) days prior to such meeting, shall be kept on file at the principal office of the corporation, whether within or without the State of Nevada, and shall be subject to inspection by any stockholder for any purpose germane to the meeting at any time during usual business hours. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting for the purposes thereof.

     The original stock transfer books shall be the prima facie evidence as to who are the stockholders entitled to examine the record or transfer books or to vote at any meeting of stockholders.

     3.9     Quorum.  A  majority  of  the outstanding shares of the corporation
             ------
entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by the Nevada Business Corporation Act and the Articles of Incorporation. In the absence of a quorum at any such meeting, a majority of the shares so represented may adjourn the meeting from time to time for a period not to exceed sixty (60) days without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     3.10     Organization.  The  Board of Directors shall elect a chairman from
              ------------
among the directors to preside at each meeting of the stockholders. The Board of Directors shall elect a secretary to record the discussions and resolutions of each meeting.

     3.11     Manner of Acting.  If a quorum is present, the affirmative vote of
              ----------------
the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater proportion or number or voting by classes is otherwise required by statute or by the Articles of Incorporation or these Bylaws.

     3.12     Stockholders' Proxies.
              ---------------------

          (A) At any meeting of the stockholders of the corporation any stockholder may designate another person or persons to act as a proxy or proxies. If any stockholder designates two or more persons to act as proxies, a majority of those persons present at the meeting, or, if only one is present, then that one has and may exercise all of the powers conferred by the stockholder upon all of the persons so designated unless the stockholder provides otherwise.

          (B) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (A), the following constitute valid means by which a stockholder may grant such authority:

               (i) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the signing of the writing by


--------------------------------------------------------------------------------
BYLAWS OF INTEGRAL TECHNOLOGIES, INC.                                     Page 6
(as restated December 31, 1997)
     the stockholder or his authorized officer, director, employee, or agent or by causing the signature of the stockholder to be affixed to the writing by any reasonable means, including, but not limited to, a facsimile signature.

               (ii) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a firm that solicits proxies or like agent who is authorized by the person who will be the holder of the proxy to receive the transmission. Any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that the telegram, cablegram, or other electronic transmission is valid, the persons appointed by the corporation to count the votes of stockholders and determine the validity of proxies and ballots or other persons making those determinations must specify the information upon which they relied.

          (C) Any copy, communication by telecopier, or other reliable reproduction of the writing or transmission created pursuant to subsection (B), may be substituted for the original writing or transmission for any purpose for which the original writing or transmission could be used, if the copy, communication by telecopier, or other reproduction is a complete reproduction of the entire original writing or transmission.

          (D) No such proxy is valid after the expiration of six (6) months from the date of its creation, unless it is coupled with an interest, or unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed seven (7) years from the date of its creation. Subject to these restrictions, any proxy properly created is not revoked and continues in full force and effect until another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the secretary of the corporation or another person or persons appointed by the corporation to count the votes of stockholders and determine the validity of proxies and ballots.

     3.13     Voting  of  Shares.  Unless  otherwise provided by the Articles of
              ------------------
Incorporation or these Bylaws, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders, and each fractional share shall be entitled to a corresponding fractional vote on each such matter.

     3.14     Voting  by  Ballot.  Voting on any question or in any election may
              ------------------
be by voice vote unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

     3.15     Cumulative  Voting.  No stockholder shall be permitted to cumulate
              ------------------
his votes in the election of directors or for any other matter voted upon by stockholders.

     3.16     Consent  of  Stockholders in Lieu of Meeting.  Any action required
              --------------------------------------------
or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that:

          (A) If any greater proportion of voting power is required for such action at a meeting, then the greater proportion of written consents is required; and


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BYLAWS OF INTEGRAL TECHNOLOGIES, INC.                                     Page 7
(as restated December 31, 1997)

          (B) This general provision for action by written consent does not supersede any specific provision for action by written consent contained in the Articles of Incorporation, these Bylaws, or the Nevada Business Corporation Act.

     In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given. The written consent must be filed with the minutes of the proceedings of the stockholders.

     3.17     Maintenance of Records at Registered Office; Inspection and
              -----------------------------------------------------------
Copying of Records.
------------------

          (A) The corporation shall keep a copy of the following records at its registered office:

               (i) a copy certified by the Nevada Secretary of State of its Articles of Incorporation, and all amendments thereto;

               (ii) a copy certified by an officer of the corporation of its Bylaws and all amendments thereto; and

               (ii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. In lieu of the stock ledger or duplicate stock ledger, the corporation may keep a statement setting out the name of the custodian of the stock ledger or duplicate stock ledger, and the present and complete post office address, including street and number, if any, where the stock ledger or duplicate stock ledger specified in this section is kept.

          (B) The corporation shall maintain the records required by subsection (A) in written form or in another form capable of conversion into written form within a reasonable time.

          (C) Any person who has been a stockholder of record of the corporation for at least six (6) months immediately preceding his demand, or any person holding, or thereunto authorized in writing by the holders of, at least five (5) percent of all of its outstanding shares, upon at least five (5) days' written demand is entitled to inspect in person or by agent or attorney, during usual business hours, the stock ledger or duplicate stock ledger, whether kept in the registered office of the corporation in Nevada or elsewhere, and to make extracts therefrom. Holders of voting trust certificates representing shares of the corporation must be regarded as stockholders for the purpose of this subsection.
          (D) An inspection authorized by subsection (C) may be denied to a stockholder or other person upon his refusal to furnish to the corporation an affidavit that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that he has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such purpose.

          (E) In every instance where an attorney or other agent of the stockholder seeks the right of inspection, the demand must be accompanied by a power of attorney executed by the stockholder authorizing the attorney or other agent to inspect on behalf of the stockholder.


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(as restated December 31, 1997)

          (F) The right to copy records under subsection (C) includes, if reasonable, the right to make copies by photographic, photocopy, or other means.

          (G) The corporation may impose a reasonable charge to recover the costs of labor and materials and the cost of copies of any documents provided to the stockholder.

                                   ARTICLE IV
                                    DIRECTORS

     4.1     Board  of  Directors.  The  business and affairs of the corporation
             --------------------
shall be managed by a board of not less than one (1) nor more than seven (7) directors who shall be natural persons of at least eighteen (18) years of age but who need not be stockholders of the corporation or residents of the State of Nevada and who shall be elected at the annual meeting of stockholders or some adjournment thereof. Each director shall hold office until the next succeeding annual meeting of stockholders and until his successor shall have been elected and shall qualify or until his death or until he shall resign or shall have been removed. The Board of Directors may increase or decrease the number of directors by resolution.

     4.2     General  Powers.  The business and affairs of the corporation shall
             ---------------
be managed by the Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders. The directors shall pass upon any and all bills or claims of officers for salaries or other compensation and, if deemed advisable, shall contract with officers, employees, directors, attorneys, accountants, and other persons to render services to the corporation.

     Any contract or conveyance, otherwise lawful, made in the name of the corporation, which is authorized or ratified by the Board of Directors, or is done within the scope of the authority, actual or apparent, given by the Board of Directors, binds the corporation, and the corporation acquires rights thereunder, whether the contract is executed or is wholly or in part executory.

     4.3     Regular  Meetings.  A  regular,  annual  meeting  of  the  Board of
             -----------------
Directors shall be held at the same place as, and immediately after, the annual meeting of stockholders, and no notice shall be required in connection therewith. The annual meeting of the Board of Directors shall be for the purpose of electing officers and the transaction of such other business as may come before the meeting. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Nevada, for the holding of additional regular meetings without other notice than such resolution.

     4.4     Special  Meetings.  Special  meetings  of the Board of Directors or
             -----------------
any committee thereof may be called by or at the request of the Chairman, Chief Executive Officer, President or any two directors or, in the case of a committee, by any member of that committee. The person or persons authorized to call special meetings of the Board of Directors or committee may fix any place, either within or without the State of Nevada, the date, and the hour of the meeting and the business proposed to be transacted at the meeting as the place for holding any special meeting of the Board of Directors or committee called by them.

     4.5     Actions  at  Meetings  Not  Regularly  Called:  Ratification  and
             -----------------------------------------------------------------
Approval.  Whenever  all  directors  entitled  to  vote  at any meeting consent,
--------
either by (i) a writing on the records of the meeting or filed with the Secretary; or (ii) presence at such meeting and oral consent entered on the minutes; or (iii) taking part in the deliberations at such meeting without objection; the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed. At such meeting any business may be transacted


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(as restated December 31, 1997)
which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time.

     If a meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of the meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all directors having the right to vote at such meeting.

     4.6     Notice  of  Directors'  Meetings.  Written  notice  of  any special
             --------------------------------
meeting of the Board of Directors or any committee thereof shall be given as follows:

          (A) By mail to each director at his business address at least three (3) days prior to the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid;

          (B) By personal delivery or telegram at least twenty-four (24) hours prior to the meeting to the business address of each director, or in the event such notice is given on a Saturday, Sunday, or holiday, to the residence address of each director. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company; or

          (C) By telecopy providing proof of transmission to the intended recipient.

     Such notice shall state the place, date, and hour of the meeting and the business proposed to be transacted at the meeting.

     4.7     Waiver  of  Notice.  Whenever any notice whatever is required to be
             ------------------
given to directors, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

     4.8     Quorum.  Unless  the  Articles  of  Incorporation  or  these Bylaws
             ------
provide for a different proportion, a majority of the number of directors then holding office or, in the case of a committee, then constituting such committee, at a meeting duly assembled is necessary to constitute a quorum for the transaction of business, but a smaller number may adjourn from time to time without further notice, until a quorum is secured.

     4.9     Organization.  The  Board  of Directors shall elect a chairman from
             ------------
among the directors to preside at each meeting of the Board of Directors and committee thereof. The Board of Directors or committee shall elect a secretary to record the discussions and resolutions of each meeting.

     4.10     Manner  of Acting.  The act of directors holding a majority of the
              -----------------
voting power of the Board of Directors or, in the case of a committee of the Board of Directors, present at a meeting at which a quorum is present, shall be the act of the Board of Directors, unless the act of a greater number is required by the Nevada Business Corporation Act or by the Articles of Incorporation or these Bylaws.

     4.11     Participation  by  Telephone  or Similar Method.  Unless otherwise
              -----------------------------------------------
restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of such board or committee by means of a telephone conference or similar method of communication by which all persons participating in the meeting can hear and converse with each other. Participation in a meeting pursuant to this section


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(as restated December 31, 1997)
constitutes presence in person at such meeting. Each person participating in the meeting shall sign the minutes thereof. The minutes may be signed in counterparts.

     4.12     Consent  of  Directors  in  Lieu  of  Meeting.  Unless  otherwise
              ---------------------------------------------
restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or such committee. Such written consent shall be filed with the minutes of proceedings of the board or committee.

     4.13     Vacancies.
              ---------

          (A) Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and shall hold such office until his successor is duly elected and shall qualify. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office, though less than a quorum, or by an election at an annual meeting, or at a special meeting of stockholders called for that purpose. A director chosen to fill a position resulting from an increase in the number of directors shall hold office only until the next election of directors by the stockholders, and until his successor shall be elected and shall qualify.

          (B) Unless otherwise provided in the Articles of Incorporation, when one or more directors give notice of his or their resignation to the board, effective at a future date, the board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

     4.14     Compensation.  By  resolution  of  the  Board  of  Directors  and
              ------------
irrespective of any personal interest of any of the members, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     4.15     Removal  of Directors.  Any director may be removed from office by
              ---------------------
the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to voting power, except that the Articles of Incorporation may require the concurrence of a larger percentage of the stock entitled to voting power in order to remove a director.

     4.16     Resignations.  A  director  of  the  corporation may resign at any
              ------------
time by giving written notice to the Board of Directors, President or Secretary of the corporation. The resignation shall take effect upon the date of receipt of such notice, or at such later time specified therein. The acceptance of such resignation shall not be necessary to make it effective, unless the resignation requires such acceptance to be effective.

                                    ARTICLE V
                                    OFFICERS

     5.1     Number.  The  officers  of  the Corporation shall be a President, a
             ------
Secretary and a Treasurer, all of whom shall be elected by the Board of Directors. In addition, the Board of Directors may elect a Chairman, a Chief Executive Officer, one or more Vice Presidents, Assistant Secretaries or


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(as restated December 31, 1997)

Assistant Treasurers, and such other subordinate officers as they shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Secretary.

     5.2     Election and Term of Office.  The officers of the corporation to be
             ---------------------------
elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after the annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as practicable. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. The officers of the corporation shall be natural persons of the age of eighteen years or older.

     5.3     Removal  and  Resignation.  Any officer elected or appointed by the
             -------------------------
Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors, for cause or without cause, whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. Any officer may resign at any time by giving written notice of his or her resignation to the President or to the Secretary, and acceptance of such resignation shall not be necessary to make it effective, unless the notice so provides.

     5.4     Vacancies.  A  vacancy in any office because of death, resignation,
             ---------
removal, disqualification, or otherwise, may be filled by the Board of Directors for the unexpired portion of the term. In the event of absence or inability of any officer to act, the Board of Directors may delegate the powers or duties of such officer to any other officer, director, or person whom it may select.

     5.5     Powers,  Duties  and  Functions.  The  officers  of the corporation
             -------------------------------
shall exercise and perform the respective powers, duties and functions as are stated below, and as may be assigned to them by the Board of Directors.

          (A)     Chairman.  The Board of Directors may appoint a Chairman as an
                  --------
     officer of the corporation. The Chairman shall preside at all meetings of shareholders and of the Board of Directors and shall be the officer primarily responsible for pursuing financing for the corporation. The Chairman shall also perform such other functions and duties as the Board of Directors may prescribe from time to time.

          (B)     Chief Executive Officer.  The Board of Directors may appoint a
                  -----------------------
     Chief Executive Officer ("CEO"). The CEO shall be the officer primarily responsible for developing and implementing the evolving business plan of the corporation, and shall oversee and supervise the other officers, except the Chairman, if any, who shall report directly to the Board of Directors. In the absence or non-election of a Chairman, the CEO shall preside at all meetings of shareholders and of the Board of Directors. The CEO may execute contracts, deeds and other instruments on behalf of the corporation as is necessary and appropriate, and shall also perform such other functions and duties as the Board of Directors may prescribe from time to time.

          (C)     President.  The President shall be the chief executive officer
                  ---------
     of the corporation unless a separate CEO has been appointed by the Board of Directors in accordance with this Article. Subject to the direction and control of the Board of Directors, the President shall be responsible for the general and active management of the business and day-to-day operations of


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(as restated December 31, 1997)
     the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. In the absence or non-election of a Chairman of CEO, the President shall preside at all meetings of shareholders and of the Board of Directors. In the absence or non-election of a CEO, the President may execute contracts, deeds and other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed. The President shall also perform such additional functions and duties as the Board of Directors or the CEO, if a separate CEO has been appointed, may prescribe from time to time.

          (D)     Vice  President.  The  Vice  President,  or, if there shall be
                  ---------------
     more than one, the Vice Presidents in the order determined by the Board of Directors, shall be the officer(s) next in seniority after the President and the CEO, if one has been appointed by the Board of Directors. Each Vice President shall also perform such duties and exercise such powers as are appropriate and as are prescribed by the Board of Directors or President. Upon the death, absence or disability of the President, the Vice President, or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors, shall perform the duties and exercise the powers of the President.

          (E)     Secretary.  The  Secretary  shall  give, or cause to be given,
                  ---------
     notice of all meetings of the shareholders and special meetings of the Board of Directors, keep the minutes of such meetings, have charge of the corporate seal and stock records, be responsible for the maintenance of all corporate records and files and the preparation and filing of reports to governmental agencies, other than tax returns, have authority to affix the corporate seal to any instrument requiring it (and, when so affixed, it may be attested by his or her signature), and perform such other functions and duties as are appropriate and customary for the office of Secretary as the Board of Directors or the President may prescribe from time to time.

          (F)     Assistant  Secretary.  The  Assistant  Secretary,  or if there
                  --------------------
     shall be more than one, the Assistant Secretaries in order determined by the Board of Directors or the President, shall in the death, absence, or disability of the Secretary or in case such duties are specifically delegated to him by the Board of Directors, President or Secretary, perform the duties and exercise the powers of the Secretary and shall, under the supervision of the Secretary, perform such other duties and have such other powers as may be prescribed from time to time by the Board of Directors or the President.

          (G)     Treasurer.  The  Treasurer shall have control of the funds and
                  ---------
     the care and custody of all stocks, bonds, and other securities owned by the corporation; shall receive all moneys paid to the corporation, and shall have authority to give receipts and vouchers, to sign and endorse checks and warrants in the name of the corporation and on its behalf, and give full discharge for the same; and shall have charge of disbursement of the funds of the corporation, shall keep full and accurate records of the receipts and disbursements, and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as shall be designated by the Board of Directors. He or she shall perform such other duties and have such other powers as are appropriate and customary for the office of Treasurer as the Board of Directors or President may prescribe from time to time.

          (H)     Assistant  Treasurer.  The  Assistant  Treasurer, or, if there
                  --------------------
     shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors or the President, shall, in the death, absence, or disability of the Treasurer or in case such duties are specifically


--------------------------------------------------------------------------------
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(as restated December 31, 1997)
     delegated to him or her by the Board of Directors, President or Treasurer, perform the duties and exercise the powers of the Treasurer, and shall, under the supervision of the Treasurer, perform such other duties and have such other powers as the Board of Directors or the President may prescribe from time to time.

     5.6     Compensation.  All officers of the corporation may receive salaries
             ------------
or other compensation if so ordered and fixed by the Board of Directors. The Board of Directors shall have authority to fix salaries and other compensation in advance for stated periods or render the same retroactive as the Board of Directors may deem advisable. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

     5.7     Bonds.  If  the  Board of Directors by resolution shall so require,
             -----
any officer or agent of the corporation shall give bond to the corporation in such amount and with such surety as the Board of Directors may deem sufficient, conditioned upon the faithful performance of their respective duties and offices.

                                   ARTICLE VI
            PROVISIONS APPLICABLE TO OFFICERS AND DIRECTORS GENERALLY

     6.1     Exercise  of  Powers  and  Performance  of  Duties by Directors and
             -------------------------------------------------------------------
Officers.  Directors  and  officers  of  the  corporation  shall  exercise their
--------
powers, including, in the case of directors, powers as members of any committee of the board upon which they may serve, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. In performing their respective duties, directors and officers shall be entitled to rely on information, opinions, reports books of account or statements, including financial statements and other financial data, in each case prepared or presented by persons and groups listed in subsections (A), (B) and (C) of this section; but a director or officer shall not be entitled to rely on such information if he has knowledge concerning the matter in question that would cause such reliance to be unwarranted. Those persons and groups on whose information, opinions, reports, and statements a director or officer is entitled to rely upon are:

          (A) One or more officers or employees of the corporation whom the director or officer reasonably believes to be reliable and competent in the matters prepared or presented;

          (B) Counsel, public accountants, or other persons as to matters which the director or officer reasonably believes to be within such persons' professional or expert competence; or

          (C) A committee of the board upon which he does not serve, duly established in accordance with the provisions of the Articles of Incorporation or these Bylaws, as to matters within its designated authority and matters on which committee the director or officer reasonably believes to merit confidence.

     6.2     Restrictions  on  Transactions  Involving  Interested  Directors or
             -------------------------------------------------------------------
Officers;  Compensation  of  Directors.
--------------------------------------

          (A) No contract or other transaction between the corporation and one or more of its directors or officers, or between the corporation and any corporation, firm, or association in which one or more of its directors or officers are directors or officers or are financially interested, is void or voidable solely for this reason or solely because any such director or officer is present at the meeting of the Board of Directors or a committee thereof that authorizes or approves the contract or transaction, or because the


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BYLAWS OF INTEGRAL TECHNOLOGIES, INC.                                    Page 14
(as restated December 31, 1997)
vote or votes of common or interested directors are counted for that purpose, if the circumstances specified in any of the following paragraphs exist:

               (i) The fact of the common directorship, office or financial interest is disclosed or known to the Board of Directors or committee and noted in the minutes, and the board or committee authorizes, approves, or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors.

               (ii) The fact of the common directorship, office or financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.

               (iii) The fact of the common directorship, office or financial interest is not disclosed or known to the director or officer at the time the transaction is brought before the Board of Directors of the corporation for action.

               (iv) The contract or transaction is fair as to the corporation at the time it is authorized or approved.

     (B) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof that authorizes, approves, or ratifies a contract or transaction, and if the votes of the common or interested directors are not counted at the meeting, then a majority of the disinterested directors may authorize, approve, or ratify a contract or transaction.

     6.3     Indemnification of Officers, Directors, Employees and Agents;
             -------------------------------------------------------------
Advancement of Expenses.
-----------------------

          (A) The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit, or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          (B) The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer,


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BYLAWS OF INTEGRAL TECHNOLOGIES, INC.                                    Page 15
(as restated December 31, 1997)
employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue, or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

          (C) To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in subsections (A) and (B), or in defense of any claim, issue, or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

          (D) Any indemnification under subsections (A) and (B), unless ordered by a court or advanced pursuant to subsection (E), must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances. The determination must be made:

               (i)     By  the  stockholders;

               (ii) By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

               (iii) If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

               (iv) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

          (E) The Articles of Incorporation, these Bylaws, or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit, or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

          (F) The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this section:

               (i) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, for either


--------------------------------------------------------------------------------
BYLAWS OF INTEGRAL TECHNOLOGIES, INC.                                    Page 16
(as restated December 31, 1997)
     an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to subsection (B) or for the advancement of expenses made pursuant to subsection (E), may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud, or a knowing violation of the law and was material to the cause of action.

               (ii) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors, and administrators of such a person.

                                   ARTICLE VII
                               DIVIDENDS; FINANCE

     7.1     Dividends.  The  Board  of  Directors from time to time may declare
             ---------
and the corporation may pay dividends on its outstanding shares upon the terms and conditions and in the manner provided by the Nevada Business Corporation Act and the Articles of Incorporation.

     7.2     Reserve  Funds.  The Board of Directors, in its discretion, may set
             --------------
aside from time to time, out of the net profits or earned surplus of the corporation, such sum or sums as it deems expedient as a reserve fund to meet contingencies, for equalizing dividends, for maintaining any property of the corporation, and for any other purpose.

     7.3     Banking.  The  moneys  of the corporation shall be deposited in the
             -------
name of the corporation in such bank or banks or trust company or trust companies, as the Board of Directors shall designate, and may be drawn out only on checks signed in the name of the corporation by such person or persons as the Board of Directors, by appropriate resolution, may direct. Notes and commercial paper, when authorized by the Board of Directors, shall be signed in the name of the corporation by such officer or officers or agent or agents as shall be authorized from time to time.


--------------------------------------------------------------------------------
BYLAWS OF INTEGRAL TECHNOLOGIES, INC.                                    Page 17
(as restated December 31, 1997)

                                  ARTICLE VIII
                          CONTRACTS, LOANS, AND CHECKS

     8.1     Execution of Contracts.  Except as otherwise provided by statute or
             ----------------------
by these Bylaws, the Board of Directors may authorize any officer or agent of the corporation to enter into any contract, or execute and deliver any instrument in the name of, and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized, no officer, agent, or employee shall have any power to bind the corporation for any purpose, except as may be necessary to enable the corporation to carry on its normal and ordinary course of business.

     8.2     Loans.  No  loans  shall be contracted on behalf of the corporation
             -----
and no negotiable paper or other evidence of indebtedness shall be issued in its name unless authorized by the Board of Directors. When so authorized, any officer or agent of the corporation may effect loans and advances at any time for the corporation from any bank, trust company, or institution, firm, corporation, or individual. An agent so authorized may make and deliver promissory notes or other evidence of indebtedness of the corporation and may mortgage, pledge, hypothecate, or transfer any real or personal property held by the corporation as security for the payment of such loans. Such authority, in the Board of Directors' discretion, may be general or confined to specific instances.

     8.3     Checks.  Checks,  notes,  drafts,  and  demands  for money or other
             ------
evidence of indebtedness issued in the name of the corporation shall be signed by such person or persons as designated by the Board of Directors and in the manner prescribed by the Board of Directors.

     8.4     Deposits.  All  funds  of  the  corporation  not otherwise employed
             --------
shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

                                   ARTICLE IX
                                   FISCAL YEAR

     The fiscal year of the corporation shall be the year adopted by resolution of the Board of Directors.

                                    ARTICLE X
                                 CORPORATE SEAL

     The Board of Directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words "CORPORATE SEAL."

                                   ARTICLE XI
                                   AMENDMENTS

     Any Article or provision of these Bylaws may be altered, amended or repealed, and new Bylaws may be adopted by a majority of the directors present at any meeting of the Board of Directors of the corporation at which a quorum is present.


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BYLAWS OF INTEGRAL TECHNOLOGIES, INC.                                    Page 18
(as restated December 31, 1997)

                                   ARTICLE XII
                                   COMMITTEES

     12.1     Appointment.  The  Board  of  Directors by resolution adopted by a
              -----------
majority of the full Board, may designate one or more committees, which, to the extent provided in the resolution or resolutions or in these Bylaws, have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, and may have power to authorize the seal of the corporation to be affixed to all papers on which the corporation desires to place a seal. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

     12.2     Name.  The committee or committees must have such name or names as
              ----
may be stated in these Bylaws or as may be determined from time to time by resolution adopted by the Board of Directors.

     12.3     Membership.  Each  committee  must  include at least one director.
              ----------
Unless the Articles of Incorporation or these Bylaws provide otherwise, the Board of Directors may appoint natural persons who are not directors to serve on committees.

     12.4     Procedure.  A  committee  shall elect a presiding officer from its
              ---------
members and may fix its own rules of procedure which shall not be inconsistent with these Bylaws. It shall keep regular minutes of its proceedings and report the same to the Board of Directors for its information at the meeting thereof held next after the proceedings shall have been taken.

     12.5     Meetings.  Regular  meetings  of  a  committee may be held without
              --------
notice at such time and places as the committee may fix from time to time by resolution. Provisions relating to the call of special meetings, notice requirements for special meetings, waiver of notice, quorum requirements relating to meetings, and method of taking action by a committee, are provided in Article IV hereof.

     12.6     Vacancies.  Any  vacancy  in  a  committee  may  be  filled  by  a
              ---------
resolution  adopted  by  a  majority  of  the  full  Board  of  Directors.

     12.7     Resignations  and  Removal.  Any  member  of  a  committee  may be
              --------------------------
removed at any time with or without cause by resolution adopted by a majority of the full Board of Directors. Any member of a committee may resign from such committee at any time by giving written notice to the President or Secretary of the corporation, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.


                          [CERTIFICATION PAGE FOLLOWS]


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BYLAWS OF INTEGRAL TECHNOLOGIES, INC.                                    Page 19
(as restated December 31, 1997)

                                   CERTIFICATE
                                   -----------

     I hereby certify that the foregoing Bylaws, consisting of 20 pages, including this page, constitute the Bylaws of Integral Technologies, Inc., as restated and adopted by the Board of Directors of the corporation effective as of December 31, 1997.



          /s/ William A. Ince
          ------------------------------------
          William A. Ince, Secretary


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BYLAWS OF INTEGRAL TECHNOLOGIES, INC.                                    Page 20
(as restated December 31, 1997)